SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of February 28, 2000, by and among WORLDWIDEWEB INSTITUTE.COM, INC., a corporation organized under the laws of the State of Florida (the "Company"), with headquarters located at 6245 N.W. 9th Avenue, Suite 201, Fort Lauderdale, Florida 33309, and each of the purchasers (individually the "Purchaser" and collectively the "Purchasers") set forth on the execution page hereof (the "Execution Page").

         WHEREAS:

         A. The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

         B. The Company desires to sell, and the Purchasers desire to purchase, upon the terms and conditions stated in this Agreement, 11,200 shares of Series A Convertible Preferred Stock of the Company (the "Preferred Shares") for an aggregate purchase price of Eleven Million Two Hundred Thousand Dollars ($11,200,000), Two Million Dollars ($2,000,000) of which has been received by the Company on the date hereof, and which Preferred Shares are evidenced by a Certificate of Designation in a form attached hereto as Exhibit A (the "Certificate") and which Preferred Shares are convertible into shares of the Company's Common Stock, $.001 par value per share (the "Common Stock") at a conversion price of $4.50 per Share. The Preferred Shares and the Common Stock issuable upon conversion of the Preferred Shares (the "Common Shares") are collectively referred to herein as the "Securities;"

         C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

         NOW, THEREFORE, the Company and the Purchasers hereby agree as follows:

1.       PURCHASE AND SALE OF PREFERRED SHARES

         a. Purchase of Preferred Shares. The issuance, sale and purchase of the Preferred Shares shall occur as of March 31, 2000. On the date of the closing (the "Closing"), subject to the satisfaction (or waiver) of the relevant conditions set forth in Section 6 and Section 7 below, the Company shall issue and sell to each Purchaser, and each Purchaser severally agrees to purchase from the Company, the Preferred Shares for the relevant purchase price as is set forth on such Purchaser's Execution Page attached hereto (the "Purchase Price"). Each Purchaser's obligation to purchase its Preferred Shares hereunder is distinct and separate from each other Purchaser's


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obligation to purchase its Preferred  Shares and no Purchaser  shall be required to purchase hereunder more than the number of its Preferred Shares set forth on such Purchaser's Execution Page hereto notwithstanding any failure by any other Purchaser to purchase its Preferred Shares hereunder nor shall any Purchaser have any liability by reason of any such failure by any other Purchaser.

         b. Form of Payment- Mechanism of Exchange. At the Closing, each Purchaser shall pay such Purchaser's Purchase Price hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of the duly executed certificates evidencing the Preferred Shares being purchased by such Purchaser and the Company shall deliver such Preferred Shares against delivery of such Purchase Price; provided, however, that Two Million Dollars ($2,000,000) of the Purchase Price has already been received by the Company.

         c. Closing Date. Subject to the satisfaction (or waiver) of the relevant conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Shares pursuant to this Agreement shall be 12:00 noon Eastern Time as of March 31, 2000 or other time as may be mutually agreed upon by the Company and the Purchasers. The date of the Closing shall hereinafter be referred to as the "Closing Date." The Closing shall occur at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, 260 South Broad Street, Philadelphia, Pennsylvania 19102.

2.       PURCHASER'S REPRESENTATIONS AND WARRANTIES

         Each Purchaser severally, but not jointly, represents and warrants to the Company as follows:

         a. Purchase for Own Account, Etc. Purchaser is purchasing the Securities for Purchaser's own account and not with a present view towards the sale or distribution thereof, and Purchaser acknowledges that the Securities may be sold only pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

         b. Accredited Investor Status. Purchaser is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D.

         c. Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

         d. Information. Purchaser and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Purchaser or its counsel. Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or its counsel or any of its representatives shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

         e. Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         f. Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) Purchaser shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144"), or (d) sold or transferred to an affiliate of Purchaser and such sale or transfer is pursuant to an exemption from such registration or pursuant to such registration; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement).

         g. Legends. Purchaser understands that until such time as the Shares have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser under Rule 144, the certificates for the Shares may bear a restrictive legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

         The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder), or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or
(c) such holder provides the Company with reasonable assurances that such Security has been sold under Rule 144 or can be sold under Rule 144(k). Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. In the event the above legend is removed from any Security and thereafter the effectiveness of a registration statement covering such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Security and Purchaser shall cooperate in the prompt replacement of such legend. Such legend shall be removed when such Security may be sold pursuant to an effective registration statement or sold under Rule 144.

         h. Authorization; Enforcement. This Agreement, the Certificate and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their terms.

         i. Residency. Purchaser is a resident of the jurisdiction set forth under the Purchaser's name on the Execution Page hereto executed by Purchaser.

         j. Acknowledgments Regarding Placement Agent. Purchaser acknowledges that The Zanett Securities Corporation is acting as placement agent (the "Placement Agent") for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. Purchaser further acknowledges that the Placement Agent has acted solely as placement agent in connection with the offering of the Securities by the Company, that the information and data provided to Purchaser and referred to in subsection (d) above or otherwise in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material. Purchaser further acknowledges that in making its decision to enter into this Agreement and purchase the Securities it has relied on the Company's representations and warranties contained in Section 3 below and on its own examination of the Company and the terms of, and consequences of holding, the Securities. Purchaser further acknowledges that the provisions of this Section 2(j) are for the benefit of, and may be enforced by, the Placement Agent.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser as follows:

         a. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder and under the Certificate or the Registration Rights Agreement or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

         b. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Certificate and the Registration Rights Agreement, to issue and sell the Preferred Shares in accordance with the terms hereof and thereof, to issue the Common Shares upon conversion of the Preferred Shares in accordance with the terms thereof subject to (i) the execution, delivery and performance of this Agreement, the Certificate and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the issuance and reservation for issuance of the Common Shares) have been duly authorized by the Company's Board of Directors, and no further consent or authorization of the Company, its Board of Directors or its shareholders is required and (ii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

         c. Stockholder Authorization. The Company believes that neither the execution, delivery or performance of its obligations under this Agreement, the Certificate or the Registration Rights Agreement by the Company nor the consummation by it of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Preferred Shares or the issuance or reservation for issuance of the Common Shares) require any consent or authorization of the Company's shareholders, including but not limited to consent under Rule 4460(i) promulgated by the National Association of Securities Dealers, Inc. (the "NASD") or any similar rule.

         d. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares is set forth on Schedule 3(d). All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Preferred Shares and the Common Shares) are, and will not be, subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in Schedule 3(d), as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement); provided, however, that if any securities are disclosed on Schedule 3(d) which the Company is obligated to register for sale, the Securityholders shall not conduct any sale (the "Sale") of those securities (the "Scheduled Securities") beginning on the date hereof unless they shall have first delivered to Zanett Capital Corp. at least ten (10) business days prior to the closing of such Sale, written notice describing the proposed Sale, including the terms and conditions thereof, and providing Zanett Capital Corp. and its affiliates, an option during the ten (10) business day period following delivery of such notice to purchase the entire amount of the Scheduled Securities being sold in the Sale on the same terms as contemplated by such Sale. In addition, if Zanett Capital Corp. waives its right of first refusal on any sale of the Scheduled Securities, the holder of the Scheduled Securities cannot sell more than ten percent (10%) of their monthly holdings of the Scheduled Securities per month, thereafter, until all such Scheduled Securities are sold. Except as set forth on Schedule 3(d), there are no securities or instruments containing antidilution or similar provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement or the Certificate. The Company has furnished to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws as in effect on the date hereof (the "By-laws"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company. On the Closing Date, respectively, except for the issuance of some or all of the Securities as contemplated hereby, there are no changes to the representations and warranties contained in this Section 3(d). The officer's certificate referred to in Section 7(a)(iv) and Section 7(b)(iii) shall contain a written update of Schedule 3(d) as of the Closing Date.

         e. Issuance of Shares. The Preferred Shares are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares in accordance with, and subject to the limitations set forth in the terms thereof, the Common Shares will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

         f. No Conflicts. The execution, delivery and performance of this Agreement, the Certificate and the Registration Rights Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares and the Common Shares) will not
(i) result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default), nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as each Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Certificate or the Registration Rights Agreement, in each case in accordance with the terms hereof or thereof. The Common Stock is listed for trading on the Nasdaq
Electronic Bulletin Board ( the "Bulletin Board"), and the Company is not in violation of the listing requirements of the Bulletin Board and does not reasonably anticipate that the Common Stock will be delisted by the Bulletin Board for the foreseeable future, nor is aware of any basis for such delisting.

         g. SEC Documents, Financial Statements. Since March 31, 1998, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the United States Securities and Exchange Commission ("SEC") pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and after the First Filing Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has delivered to Zanett Capital Corp. true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be updated or amended under applicable law. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

         h. Absence of Certain Changes. Since March 31, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in Schedule 3(h) or the Company's quarterly or periodic reports filed under the Securities Exchange Act of 1934, as amended.

         i. Absence of Litigation. Except as disclosed in the SEC Documents filed prior to the date hereof, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body including, without limitation, the Securities and Exchange Commission or NASDAQ, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which will have a Material Adverse Effect. To the best of the knowledge of the Company, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could have a Material Adverse Effect.

         j. Intellectual Property. Each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Except as set forth on Schedule 3(j), neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and, to the best knowledge of the Company, there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company of its subsidiaries.

         k. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

         l. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to each Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

         m. Acknowledgment Regarding the Purchasers' Purchase of the Securities. The Company acknowledges and agrees that each of the Purchasers is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and each Purchaser is "arms length" and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to such Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way, except as provided for or contemplated in Section 2 hereof. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

         n. No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

         o. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, Rule 4460(i) of the NASD or any similar rule.

         p. No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Zanett Securities Corp., whose commissions and fees will be paid by the Company.

         q. Tax Status. Except as set forth in the SEC Documents filed prior to the date hereof or on Schedule 3(q), the Company and each of its subsidiaries has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns has been or is being audited by any taxing authority.

         r. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(r) or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

4.       COVENANTS.


         a. Best Efforts. The parties shall use their best efforts timely to satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

         b. Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date. Within two trading days after the Closing, the Company agrees to file a Form 8-K concerning this Agreement and the transactions contemplated hereby, which Form 8-K shall attach this Agreement and its Exhibits as exhibits to such Form 8-K.

         c. Reporting Status. So long as the Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

         d. Use of Proceeds; Limitation on Acquisitions. The Company shall use the proceeds from the sale of the Preferred Shares as set forth on Schedule 4(d); provided, further, that the Company shall not use such proceeds (i) to repurchase any shares of Common Stock of the Company, (ii) to engage in any type of investment activity similar to that conducted on the date hereof, (iii) to make loans or engage in transactions with its directors, officers, employees, shareholders or their family members and affiliates (as such term is defined in Rule 12b-2 of the Exchange Act) of such persons or the Company or (iv) to acquire any stock of or ownership interest of any kind in, or, except in the ordinary course of business, acquire any assets or property of any other business entity whatsoever. The Company shall not use any working capital to acquire any stock of or ownership interest of any kind in, or, except in the ordinary course of business, acquire any assets or property of any other business entity whatsoever without the written consent of Zanett Capital Corp., except for any acquisitions of stocks or assets which do not exceed, in the aggregate, Two Hundred Fifty Thousand Dollars ($250,000).

         e.       Additional Equity Capital; Right of First Offer; Call Option.

                  (i) The Company agrees that during the period beginning on the date hereof and ending on the date which is 240 days following the Closing Date (the "Lock-Up Period"), the Company will not, without the prior written consent of Zanett Capital Corp., contract with any party to obtain additional financing in which any equity or equity-linked securities are issued (including any debt financing with an equity component) ("Future Offerings"). In addition, the Company will not conduct any Future Offering during the period beginning on the date hereof and ending 120 days following the expiration of the Lock-Up Period, unless it shall have first delivered to Zanett Capital Corp., at least ten (10) business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof, and provided Zanett Capital Corp. and its affiliates an option during the ten (10) business day period following delivery of such notice to purchase all of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this and the immediately preceding sentence are collectively referred to as the "Capital Raising Limitations"); provided, however, that in the event more than one Purchaser desires to purchase such securities, (a) the interested Purchasers may allocate such Future Offering among themselves by agreement among such Purchasers or, in the event such Purchasers cannot reach an agreement in such period, such Future Offering shall be allocated among them on a pro rata basis equal to the percentage each such Purchaser's Purchase Price bears to the sum of the Purchase Prices of such interested Purchasers. The Capital Raising Limitations shall not apply to any transaction involving issuances of securities as consideration in a merger, consolidation or acquisition of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or as consideration for the acquisition of a business, product or license by the Company. The Capital Raising Limitations also shall not apply to (i) the issuance of securities pursuant to an underwritten public offering, (ii) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or (iii) the grant of additional options or warrants, or the issuance of additional securities, under any duly authorized Company stock option or restricted stock plan for the benefit of the Company's employees or directors.

                  (ii) At any time from the Closing Date until eighteen (18) months after the Closing Date (the "Call Option Period"), the Purchasers have the right to purchase from the Company up to an additional 2,222,222 shares of Common Stock at a purchase price of $7.50 per share (the "Call Option"). The Call Option may be exercised by the holders of a majority in face amount of the Preferred Shares at any time during the Call Option Period, and to the extent that all Purchasers choose not to participate in the Call Option, the remaining Purchasers so choosing to participate in the Call Option shall be entitled to participate on a pro rata basis based upon the amount of Preferred Shares purchased hereunder relative to all holders of Preferred Shares participating in the Call Option. The purchase of Common Stock pursuant to the Call Option shall be evidenced by documents and instruments containing customary terms and conditions.

         f. Expenses. The Company shall pay to each Purchaser, at the Closing, reimbursement for the expenses reasonably incurred by such Purchaser and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, such Purchaser's and its affiliates' and advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses"). In addition, from time to time thereafter, upon each Purchaser's written request, the Company shall pay to such Purchaser such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by such Purchaser in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith. Notwithstanding the foregoing, the Company shall not be obligated to reimburse the Purchasers for more than $50,000 pursuant to this Section 4(f).

         g. Financial Information. The Company agrees to send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB, its proxy statements and any Current Reports on Form 8-K; and (ii) within one
(1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

         h. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of Common Shares to provide for the full conversion of the Preferred Shares as otherwise required by the Certificate.

         i. Listing. The Company shall promptly secure the listing of the Common Shares issuable upon the conversion of the Preferred Shares, subject to the limitations contained therein upon the Bulletin Board, or each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Common Shares from time to time issuable upon conversion of the Preferred Shares. The Company will take all action necessary to continue the listing and trading of all of its Common Stock on the Bulletin Board and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable.

         j. Corporate Existence. So long as a Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Certificate (except as otherwise provided therein) and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of Common Shares authorized and available for issuance in order to effect the conversion of the Preferred Shares outstanding as of the date of such transaction and (ii) is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or AMEX. Notwithstanding the foregoing, the Company covenants and agrees that it will not engage in any merger, consolidation or sale of all or substantially all of its assets at any time prior to the effectiveness of the registration statement required to be filed pursuant to the Registration Rights Agreement without (A) providing Zanett Capital Corp. with written notice of such transaction at least sixty (60) days prior to the consummation of the transaction and (B) obtaining the written consent of the Purchasers holding a majority, in face amount, of the Preferred Shares on or before the 10th day after the delivery of such notice by the Company.

         k. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

         l. Shareholders' Meeting. If required, the Company shall call a meeting of its shareholders to be held as promptly as practicable and in any event within one hundred twenty (120) days of the Closing Date for the purpose of voting upon and approving this Agreement, the Certificate and Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities. The Company shall, through its Board of Directors, recommend to its shareholders approval of such matters. The Company shall use its best efforts to solicit from its shareholders proxies in favor of such matters sufficient to comply with all relevant legal requirements, including, without limitation, Rule 4460(i) promulgated by the NASD.

         m. Certain Trading Restrictions. So long as the Company is in compliance in all material respects with its obligations to the Purchasers under this Agreement, the Certificate and the Registration Rights Agreement, each Purchaser agrees that from the date of this Agreement until the date the Registration Statement is declared effective by the SEC, it will not engage in any short sales or other hedging transactions relating to the Common Shares.

5.       TRANSFER AGENT INSTRUCTIONS.

         a. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser or its nominee, for the Common Shares in such amounts as specified from time to time by such Purchaser to the Company upon conversion of the Preferred Shares. To the extent and during the periods provided in Section 2(f) and Section 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

         b. The Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Common

Shares prior to registration of the Common Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way each Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

         c. If any Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or any Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144 or such Securities may be sold pursuant to an effective registration statement, the Company shall permit the transfer, and, in the case of the Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

6.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

         The obligation of the Company hereunder to issue and sell the Preferred Shares to each Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

         a. Each Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

         b. Each Purchaser shall have delivered such Purchaser's Purchase Price in accordance with Section 1(b) above.

         c. The representations and warranties of each Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and each Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

         d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

                  e. This Agreement, the Certificate and Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, shall have been approved and adopted by the shareholders of the Company in compliance with all relevant legal requirements.

7.       CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE.

         The obligation of each Purchaser hereunder to purchase such Purchaser's Preferred Shares hereunder, at the Closing, is subject to the satisfaction, at or before the Closing Date, of the following condition, provided that this condition is for such Purchaser's sole benefit and may be waived by such Purchaser at any time in such Purchaser's sole discretion:

         This Agreement, the Certificate and Registration Rights Agreement and the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities, shall have been approved and adopted by the shareholders of the Company, if necessary, in compliance with all relevant legal requirements.

8.       GOVERNING LAW; MISCELLANEOUS.

         a. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in New York, New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         b. Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

         c. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         d. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Zanett Capital Corp.

         f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                           If to the Company:

                           WorldWideWeb Institute.com
                           6245 N.W. 9th Avenue, Suite 201
                           Fort Lauderdale, Florida 33309
                           Telecopy: 954-776-3322
                           Attention: Smiley Sansoni

                           with a copy to:

                           Atlas Pearlman Trop & Borkson, P.A.
                           New River Center, Suite 1900
                           200 East Las Olas Boulevard
                           Fort Lauderdale, FL 33301
                           Attention: James M. Schneider, Esquire
                           Telecopy: 954-766-7800

         If to any Purchaser, to the address set forth under such Purchaser's name on the signature page hereto executed by such Purchaser.

         Each party shall provide notice to the other parties of any change in address.

         g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, each Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit any Purchaser's right to transfer the Securities pursuant to the terms of this Agreement, the Certificate or the Registration Rights Agreement or to assign such Purchaser's rights hereunder and/or thereunder to any such transferee. In addition, and notwithstanding anything to the contrary contained in this Agreement, the Certificate or the Registration Rights Agreement, the Securities may be pledged and all rights of Purchaser under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Purchaser's margin or brokerage accounts.

         h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         i. Survival. The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser. Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies any Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their shareholders, officers, directors, employees, partners, members, agents and direct or indirect investors and affiliates and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Certificate, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Certificate, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Certificate, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities or
(e) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         j. Publicity. The Company and Zanett Capital Corp. shall have the right to approve before issuance any press releases, SEC or the Bulletin Board filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or SEC or the Bulletin Board filings with respect to such transactions as is required by applicable law and regulations (although Zanett Capital Corp. shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

         k. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         l. Termination. In the event that the Closing Date shall not have occurred on or before March 31, 2000, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

         m. Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement, the Certificate and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

         n. Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

WORLDWIDEWEB INSTITUTE.COM


By:
Name:
Title:

PURCHASER:                                  PURCHASE PRICE

ZANETT LOMBARDIER MASTER FUND L.P.

By:_____________________________
         Name:
         Title:

RESIDENCE: Cayman Islands

ADDRESS:          c/o Olympia Capital (Cayman) Ltd.
                  Caledonian House, P.O. Box 1100
                  Georgetown, Grand Cayman
                  Cayman Islands

with copies of all notices to:
                  The Zanett Securities Corporation
                  Tower 49, 31st Floor
                  12 East 49th Street
                  New York, New York 10017
                  Telecopy: (212) 343-2121
                  Attention: Claudio Guazonni
                  Telecopy: (212) 759-3301

                               SUBSCRIPTION AMOUNT

                                            Closing

Number of Shares:                            11,200
Purchase Price ($1,000 per Share):          $11,200,000